UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  March 4, 2004
                                  -------------



                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                   0-29230                51-0350842
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  (State or other jurisdiction       (Commission           (I.R.C. Employer
        of incorporation)            File Number)         Identification No.)



        622 Broadway, New York, New York                           10012
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   (Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (646) 536-2842

                                 Not Applicable
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           Former name or former address, if changed since last report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits

        99.1 Press Release dated March 4, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the first fiscal quarter ended January 31, 2004.

Item 9.  Regulation FD Disclosure

         The information on this Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K.

Item 12. Results of Operations and Financial Condition

         On March 4, 2004, the Company issued a press release announcing its financial results for the first fiscal quarter ended January 31, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date:   March 4, 2004                  By: /s/ Karl H. Winters
                                           -------------------
                                           Karl H. Winters
                                           Chief Financial Officer




         Exhibit No.                Description

         99.1 Press Release dated March 4, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the first fiscal quarter ended January 31, 2004.